UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                            FORM 8-K

                         CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report:  February 25, 2003
      (Date of Earliest Event Reported:  February 25, 2003)

                       EL PASO CORPORATION
     (Exact name of Registrant as specified in its charter)


     Delaware             1-14365            76-0568816
  (State or other    (Commission File     (I.R.S. Employer
  jurisdiction of         Number)       Identification No.)
 incorporation or
   organization)


                        El Paso Building
                      1001 Louisiana Street
                      Houston, Texas 77002
       (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code (713) 420-2600

Item 5. Other Events
        ------------

     On February 25, 2003, we announced continued progress on the execution of our 2003 operational and financial plan. A copy of our press release is attached as Exhibit 99.1 and is incorporated herein by reference.


Item 7. Financial Statements, ProForma Financial Information
        and Exhibits
        -----------------------------------------------------

          (c)  Exhibits.

                Exhibit
                 Number    Description
                --------   ------------
                  99.1     Press Release dated February 25, 2003.



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              EL PASO CORPORATION



                              By:  /s/ Jeffrey I. Beason
                                 ------------------------
                                   Jeffrey I. Beason
                                 Senior Vice President
                                     and Controller
                             (Principal Accounting Officer)

Dated:  February 25, 2003

                          EXHIBIT INDEX


     Exhibit
     Number       Description
     -------      -----------
      99.1        Press Release dated February 25, 2003.